UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2010
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 30, 2010, the Management Compensation Committee of the Board of Directors of Chevron Corporation (“Chevron Board”) approved, and on March 31, 2010, the independent Directors of the Chevron Board ratified, an $80,000 increase to the annual base salary of P.E. Yarrington, Vice President and Chief Financial Officer, resulting in a new annual base salary of $800,000 effective on April 1, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: April 1, 2010	By	CHRISTOPHER A. BUTNER
Christopher A. Butner
Assistant Secretary and Managing Counsel, Securities/Corporate Governance